Contingent Consideration	12 Months Ended
Dec. 31, 2025
Contingent Consideration [Abstract]
Contingent consideration
6.	Contingent consideration

The profit guarantee arrangement (Note 4.4) gives rise to a contingent consideration, which is measured at fair value at the acquisition date with the assistance of management valuation expert, as part of the consideration transferred for business combination. Subsequent to initial recognition, the contingent consideration is measured at fair value through profit or loss, with changes in fair value recognized in profit or loss.

The movement in contingent consideration is as follows:

	As of December 31,
	2024	2025
	HK$	HK$	US$
Balance at beginning of the year	—	—	—
Addition (Note 4.1)	—	7,987,000	1,026,171
Changes in fair value of contingent consideration recognized in profit or loss	—	717,606	92,199
Balance at end of the year	—	8,704,606	1,118,370